UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2019

LEGACY EDUCATION ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55790	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 Cape Coral Parkway East, Cape Coral, Florida	33904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (239) 542-0643

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2019, Legacy Education Alliance, Inc. (the “Company”) issued a press release announcing the appointment by its board of directors (the “Board”) of Vanessa Guzmán-Clark as Chief Financial Officer (“CFO”). In connection with the appointment of Mrs. Guzmán-Clark as Chief Financial Officer of the Company, Michael English resigned as the Company’s Interim Chief Financial Officer, effective October 1, 2019. Mr. English will continue to provide services to the Company in a consultancy role through October 31, 2019. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Appointment of Vanessa Guzmán-Clark as CFO

Effective October 1, 2019, the Board appointed Vanessa Guzmán-Clark, 38, as CFO of the Company. Mrs. Guzmán-Clark served as the Company’s Vice President of Finance & Accounting and Senior Corporate Controller since January 2019. Mrs. Guzmán-Clark is a certified public accountant and has more than 19 years of experience in finance and accounting. Prior to joining the Company, from 1998 to 2001 and from 2008 to 2019, Mrs. Guzmán-Clark served in a variety of Controller and CFO consulting roles including for middle-market private and not-for-profit entities. From 2002 to 2007, Mrs. Guzmán-Clark was a Senior Auditor at PricewaterhouseCoopers, LLP. Mrs. Guzmán-Clark earned a Masters degree in Accounting & Financial Management and a Masters in Business Administration from Keller Graduate School of Management, DeVry University.

Mrs. Guzmán-Clark will receive annual cash compensation of $180,000 and is eligible for targeted cash bonus under our Executive Incentive Plan for executive officers and other participating employees as a senior executive officer. In addition, Mrs. Guzmán-Clark may be eligible to participate in any other incentive programs that we may provide. There are no family relationships between Mrs. Guzmán-Clark and any director or executive officer of the Company, and Mrs. Guzmán-Clark is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Legacy Education Alliance, Inc., dated October 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

 Date: October 3, 2019

LEGACY EDUCATION ALLIANCE, INC.

By:	/s/ James E. May
Name: James E. May
Title: Chief Executive Officer

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